1 EXHIBIT 99.1

2 This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not based on historical or current facts, but rather on our current beliefs, expectations, assumptions and projections about our business, the economy and other future conditions. Forward-looking statements often include words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ “could,” “should,” and other similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including cost or difficulties related to the integration of acquired companies; (v) the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Forward-looking statements are meaningful only on the date when such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date on which a forward-looking statement is made. Forward Looking Statement Disclosure

3 About First Financial Bancorp Strategic Direction Recent Financial Results Presentation Contents

4 Company Overview NASDAQ: FFBC Overview Founded: 1863 Headquarters: Cincinnati, Ohio Banking Centers: 101 Assets: $8.4 billion Loans: $5.8 billion Deposits: $6.3 billion Wealth Mgmt: $2.4 billion AUM Lines of Business Commercial / Private Banking C&I, O-CRE, ABL, Equipment Finance, Treasury, Wealth Management Retail Banking Consumer, Mortgage, Small Business Investment Commercial Real Estate Commercial Finance Quick Service Restaurant, Insurance Agency Finance $ in millions except “per share” and where otherwise noted in the presentation www.bankatfirst.com $21.84 $19.45 $18.18 $18.07 $19.08 2.93% 3.29% 3.52% 3.54% 3.35% 3Q162Q161Q164Q153Q15 Share Price Dividend Yield

Central OH Loans $1.0 billion Loan Growth (Y-o-Y) 30.4% Deposits $0.4 billion Deposit Market Share #16 (0.7%) Banking Centers 6 Fortune 500 Companies 4 5 Our Markets Indianapolis Loans $0.5 billion Loan Growth (Y-o-Y) 29.7% Deposits $0.6 billion Deposit Market Share #14 (1.2%) Banking Centers 8 Fortune 500 Companies 3 Community Markets Loans $1.2 billion Loan Growth (Y-o-Y) (2.4%) Deposits $2.6 billion Banking Centers 37 Greater Cincinnati Loans $2.0 billion Loan Growth (Y-o-Y) 9.9% Deposits $2.4 billion Deposit Market Share #6 (2.1%) Banking Centers 50 Fortune 500 Companies 9

Proven Acquirer Two FDIC-assisted acquisitions totaling $2.5 billion in assets and generating a $343 million pre-tax bargain purchase gain (2009) Two branch acquisitions of 38 offices in Indiana and Ohio (2011) Three banks in Columbus, Ohio totaling $727 million in assets (2014) Oak Street Funding, specialty lender focused on the insurance industry, $243 million in assets (3Q 2015) Effective Operator 104 consecutive quarters of profitability through 3Q 2016 Replaced the runoff of ~ $2 billion of high yield covered loans Consolidated 78 banking centers in conjunction with significant efficiency gains since 2009 Developed robust enterprise risk management & compliance programs, with board risk committee since 2010 6 Through the Cycle

Product expansions Specialty lending (~ $1 billion, excluding Oak Street) Mobile banking & other technology enhancements for clients Re-entry into mortgage business (2010) 2015 originations of $320 million Wealth infrastructure improvements Investment model Real estate management, tax & insurance outsourcing Significant technology & infrastructure investments Continued expansion of risk management & compliance 7 Investments in our Business

Proven & sustainable business model Well managed through the cycle Conservative operating philosophy Consistent profitability – 104 consecutive quarters Robust capital management Prudent steward of shareholders’ capital Strong asset quality Well defined M&A strategy Selective markets, products & asset diversification Direct linkage between compensation and performance STI, LTI, management stock ownership targets 8 Invest with First Financial

9 1 – includes dividend reinvestment 2 – simple average - assumes equal weight 3 – 2016 YTD through 10/26/2016 Total Shareholder Return 1 Company Ticker 2008-3Q16 2015 2016 YTD (3) First Financial FFBC 184.30% 0.68% 21.41% KBW Regional Bank Index KRX 40.59% 5.99% 8.60% NASDAQ Composite CCMP 122.25% 7.11% 5.96% Fifth Third FITB -0.11% 1.27% 10.19% US Bancorp USB 66.41% -2.81% 5.68% PNC PNC 68.53% 6.81% 1.39% Park National PRK 139.03% 6.74% 10.89% Old National ONB 26.82% -5.72% 8.79% Select Bank Average* AVG 60.14% 1.26% 7.39%

10 About First Financial Bancorp Strategic Direction Recent Financial Results

11 Operational Excellence • Focus on cost, efficiency & volume Client Intimacy • Strong client focus • Relationship driven Product Leadership • Develop new products, new markets & new techniques What does First Financial stand for? Strategic Overview

Our strategy is to be the Premier Business Bank in the markets we serve “Bank the business, bank the owner & bank the employees.” Rationale: Our value proposition – relationship banking & sophisticated solutions – resonates with and is desired by small / mid-size businesses Alignment with our competitive advantage By expanding relationships with our business clients, we can efficiently grow all areas of the bank – Consumer, Wealth & Business Banking 12 Premier Business Bank Our Strategy

13 Connecting Strategy to Execution 13

14 Strategic Priorities Deliver top quartile shareholder returns Continue to invest in innovative solutions that enable our clients to bank with us on their terms Promote leadership & development within our communities Achieve best-in-class compliance & risk management programs Remain vigilant in our credit philosophy & oversight Focused growth efforts in metropolitan markets Maintain a disciplined approach to process improvement & expense management Deploy capital in an opportunistic & risk-appropriate manner Proactively develop leadership talent across the organization Plan & prepare for the $10 billion asset threshold Pace – 3 to 5 years organic Preparation – DFAST, risk, compliance, data management

15 About First Financial Bancorp Strategic Direction Recent Financial Results

16 3Q 2016 Highlights – 104th Consecutive Quarter of Profitability Total assets increased $58.4 million, to $8.4 billion, compared to the linked quarter. EOP loans increased $88.3 million, or 6.2% annualized, compared to the linked quarter. EOP deposits increased $219.1 million, or 14.2% annualized, compared to the linked quarter. EOP investment securities decreased $35.6 million, or 1.9%, compared to the linked quarter. Balance Sheet Profitability Asset Quality Net Interest Income & Net Interest Margin Non-Interest Income & Non-Interest Expense Capital Non-interest income = $16.9 million. Non-interest expense = $51.1 million. Efficiency ratio = 59.6%. Effective tax rate of 30.7%, including seasonal adjustments Net interest income = $68.8 million, a $1.7 million increase compared to the linked quarter. Net interest margin was unchanged at 3.61%; decreased by 1bp to 3.66% on a fully tax equivalent basis. 6.1% annualized growth in average earning assets Net income = $22.9 million or $0.37 per diluted share. Return on average assets = 1.09%. Return on average shareholders’ equity = 10.62%. Return on average tangible common equity = 14.08%. Provision expense = $1.7 million. Net charge offs = $0.8 million. NCOs / Avg. Loans = 0.05% annualized. Non-performing Loans / Total Loans = 0.87%. Non-performing Assets / Total Assets = 0.69%. ALLL / Non-accrual Loans = 314.8%. ALLL / Total Loans = 1.00%. Total capital ratio = 12.82%. Tier 1 capital ratio = 10.20%. Tangible common equity ratio = 7.97%. Tangible book value per share = $10.50.

17 Strategy & Outlook Focus remains on organic growth and executing our core strategy: 1. Growing loans at risk-appropriate returns Strong organic growth opportunities resulting from the mix of markets, products & businesses built over the last five years Full year 2016 loan growth trending toward high single digits to low double digits Stable margin outlook in the near term, similar to year to date results 2. Growing core deposits to fund loan growth & generate fee income Ever-present focus on growing low cost, core deposits Continue repositioning our balance sheet - redeploy cash flows from securities to fund organic loan growth, similar to year to date results 3. Growing noninterest income to help build & diversify revenue Strategies focused on product pricing, governance and client penetration 4. Maintaining our focus on efficiency & diligent expense management Non-interest expense base expected to be approximately $50 million per quarter 5. Remaining vigilant in our credit oversight

18 Profitability Net Income & EPS Return on Average Assets Return on Tangible Common Equity All dollars shown in millions $22.9 $22.6 $19.8 $19.8 $18.7 $0.37 $0.36 $0.32 $0.32 $0.30 3Q162Q161Q164Q153Q15 Net Income EPS $8,322 $8,204 $8,119 $7,950 $7,611 1.09% 1.11% 0.98% 0.99% 0.97% 3Q162Q161Q164Q153Q15 Average Assets ROAA $645 $626 $610 $606 $601 14.08% 14.49% 13.06% 12.98% 12.33% 3Q162Q161Q164Q153Q15 Average Tangible Equity ROATCE

19 Adjusted Net Income Reflects impact to net income from items that do not occur on a regular basis Earnings Diluted EPS Earnings Diluted EPS GAAP net income 22,850$ 0.37$ 22,568$ 0.36$ Less: noninterest income adjustments 1,2 (398) (2,164) Plus: noninterest expense adjustments 3.4 411 162 Subtotal 22,863 20,566 Tax adjustments (4) 843 Adjusted net income 22,859$ 0.37$ 21,409$ 0.35$ 3Q 2016 2Q 2016 1 3Q 2016 noninterest income includes $0.4 million in gains on sales of investment securities 3 3Q 2016 adjustments include $0.8 million of severance expense, $0.2 million of gains related to branch consolidation activities and a $0.2 million legal recovery (Dollars in thousands) 2 2Q 2016 noninterest income includes $2.4 million of previously unrealized income from the redemption of a limited partnership investment during the period and $0.2 million in losses on sales of investment securities 4 2Q 2016 adjustments include $0.2 million of expenses related to branch consolidation activities

20 Loan Portfolio Loan Product Mix (EOP) Net Loan Change (Linked Quarter) * Includes residential mortgage, home equity, installment, & credit card. All dollars shown in millions Highlights 32% 33% 34% 33% 33% 14% 14% 14% 15% 15% 29% 28% 27% 27% 27% 7% 7% 6% 6% 5% 18% 19% 19% 20% 20% $5,790 $5,701 $5,505 $5,389 $5,216 3Q162Q161Q164Q153Q15 Commercial & Leasing Owner Occupied CRE Investor CRE Construction Consumer Lending* -$16.0 $1.2 -$4.0 $103.5 $9.4 -$5.8 Commercial & Leasing Owner Occupied CRE Owner Occupied Construction Investor CRE Investor Construction Consumer Lending* -$18.8 Total C&I Portfolio continues to be well-balanced 3Q impacted by strong I-CRE production as well as elevated C&I prepayment activity 4Q production expected to be biased toward C&I I-CRE & Construction concentration levels of 227% and 56% of total capital, well below 300%/100% regulatory guidance.

21 Loan Portfolio Loan Portfolio By Geography 1 Average Loan Size & Rate 2 Nationwide Lending Platforms 1 Includes loans held for sale. Excludes purchase accounting loan marks. 2 Average loan balances in $000s. 3 Includes Oak Street, Franchise, shared national credits & other loans outside Ohio, Indiana, & Kentucky. $2,853 49% $1,488 25% $227 4% $1,257 22% Ohio Indiana Kentucky National Business 3 $332 6% $544 9% $4,914 85% Oak Street Franchise All Other Loans $359 $401 $647 $805 $444 $113 $32 3.9% 4.0% 3.6% 5.4% 7.4% 4.0% 4.1% C&I* OOCRE* ICRE* Franchise Oak Street Mortgage Home Equity Average Balance Weighted Average Rate * Ex.Franchise & OSF

22 Loan Portfolio C&I Loans By Industry 1 CRE Loans By Collateral 2 1 Industry types included in Other representing greater than 1% of total C&I loans include Agriculture, Retail Trade, Public Administration, Waste Management, Other Services, Educational Services, Transportation & Warehousing, and Arts, Entertainment, & Recreation. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Commercial Building Construction, Farmland, Student Housing, Manufacturing Facility, Strip Center, Residential Multi Family 5+ Construction, Nursing/Assisted Living, Recreation Facility, Church, Vacant Land Held for Development, School/Education Related. Accommodation and Food Services 24% Finance and Insurance 21% Manufacturing 14% Wholesale Trade 7% Real Estate and Rental and Leasing 5% Professional, Scientific, and Technical Services 5% Healthcare 4% Construction 3% Other 17% Retail 13% Office 11% Residential, Multi Family 5+ 9% Commercial Building Construction 8% Restaurant 7% Residential, 1-4 Family 6% Industrial Facility 5% Warehouse 5% Medical Office 3% Hotel/Motel 3% All others 30%

23 Investment Portfolio Total EOP investments of $1.80 billion Investment Portfolio / Total Assets = 21.5% Effective yield earned during third quarter = 2.50% Portfolio duration = 2.6 years Portfolio Composition Portfolio Quality Agency CMOs 24% Commercial MBS 24% Asset-backed securities 16% Agency Pass-through Securities 15% Municipal Securities 8% Non-Agency CMOs 5% Regulatory stock 3% Non-Agency Pass- through Securities 2% Corporate Securities 1% U.S. Government Agency Debt 1% Other 1% U.S. Government Debt 0% Agency, 66.2% AAA, 14.8% AA, 3.1% FRB/FHLB Stock, 2.8% AA+, 2.6% BBB, 2.2% A, 2.2% AA-, 1.9% A-, 1.4% BBB+, 1.2% Other, 1.6%

24 Asset Quality Non-Performing Assets / Total Assets Classified Assets / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense All dollars shown in millions $58.0 $59.6 $64.1 $70.1 $71.1 0.69% 0.72% 0.78% 0.86% 0.90% 3Q162Q161Q164Q153Q15 NPAs NPAs / Total Assets $57.6 $56.7 $53.7 $53.4 $53.3 1.00% 0.99% 0.98% 0.99% 1.02% 3Q162Q161Q164Q153Q15 Allowance for Loan Losses ALLL / Total Loans $0.8 $1.1 $1.3 $1.8 $2.2 $1.7 $4.0 $1.7 $1.9 $2.6 0.05% 0.08% 0.10% 0.14% 0.17% 3Q162Q161Q164Q153Q15 NCOs Provision Expense NCOs / Average Loans $142.2 $143.3 $133.9 $132.4 $130.1 1.70% 1.72% 1.63% 1.63% 1.63% 3Q162Q161Q164Q153Q15 Classified Assets Classified Assets / Total Assets

25 Net Interest Income / Net Interest Margin Gross loans include loans held for sale & FDIC indemnification asset All dollars shown in millions Average Deposits Net Interest Income Average Securities Average Loans $68.8 $67.1 $66.6 $66.1 $63.2 3.66% 3.67% 3.68% 3.69% 3.67% 3Q162Q161Q164Q153Q15 Net Interest Income Net Interest Margin (FTE) $1,811 $1,870 $1,939 $1,934 $1,848 2.50% 2.54% 2.59% 2.44% 2.39% 3Q162Q161Q164Q153Q15 Average Investment Securities Investment Securities Yield $5,758 $5,584 $5,435 $5,267 $5,053 4.54% 4.55% 4.59% 4.62% 4.52% 3Q162Q161Q164Q153Q15 Gross Loans Loan Yield 23% 23% 23% 22% 23% 23% 24% 23% 23% 21% 33% 32% 32% 32% 34% 21% 21% 23% 23% 23% $6,201 $6,309 $6,136 $6,247 $5,960 0.36% 0.35% 0.36% 0.33% 0.32% 3Q162Q161Q164Q153Q15 NIB Demand IB Demand Savings Time Cost of Deposits

26 Interest Rate Sensitivity Loan Portfolio – Floating Loan Growth (1) Sensitivity Trend (Up100, Up200) (3) 32% Y-o-Y growth in floating rate lending (1) 43% Y-o-Y growth in client derivatives (2) % of loans repricing: <=3 months 57% <1 year 58% Securities portfolio duration – 2.6 years Non-maturity, interest bearing accounts modeled to increase 63 bps in an “Up 100” scenario (1) As defined by EOP loans repricing in three months or less. (2) As defined by client derivative notional balances. (3) Immediate parallel shifts across a 12 month horizon $2,523 $2,676 $2,811 $3,179 $3,334 48% 49% 51% 56% 57% 3Q15 4Q15 1Q16 2Q16 3Q16 Floating % of Gross Loans -$0.005 $0.001 $0.005 $0.018 $0.027 $0.029 $0.030 $0.038 $0.071 $0.100 -0.19% 0.03% 0.16% 0.62% 0.89% 1.04% 1.03% 1.28% 2.42% 3.27% 3Q15 4Q15 1Q16 2Q16 3Q16 Up100 Up200 Up100 Up200 EPS Impact Sensitivity

27 Non-Interest Income Non-Interest Income 3Q16 Highlights * Includes net gain on sale of investment securities & other noninterest income. All dollars shown in millions Total other non-interest income decreased $3.2 million, or 16.1%, on lower loss share related & other income Service charges on deposits increased $0.6 million, or 13.5% Gains from sales of mortgage loans increased $0.2 million, or 11.9% Loss share related income decreased $1.4 million, or 111.8% Other non-interest income decreased $2.5 million, or 53.5%, due to $2.4 million of income from the redemption of a limited partnership investment in 2Q Included $0.4 million in gains on sale of investment securities 30% 22% 28% 30% 24% 19% 16% 22% 20% 15% 18% 15% 19% 19% 14% 12% 9% 8% 8% 9% 7% 9% 7% 6% 8% 6% 3% 4% 14% 14% 22% 14% 13% 16% $16.9 $20.2 $15.5 $15.8 $20.4 3Q162Q161Q164Q153Q15 Service Charges Wealth Mgmt Bankcard Gains from sales of loans Client derivatives Loss Share Income Other *

28 Non-Interest Expense Noninterest Expense 3Q16 Highlights Efficiency Ratio All dollars shown in millions Total non-interest expense increased $1.7 million, or 3.4% $2.6 million, or 8.7%, increase in salary & benefits expense, which includes $0.8 million of severance costs & YTD performance based compensation accruals $1.1 million, or 18.1%, decline in other non-interest expense includes $0.4 million of gains related to branch consolidation activities Net occupancy expenses include $0.2 million of lease termination costs related to branch consolidations 63% 60% 58% 58% 52% 37% 40% 42% 42% 48% $51.1 $49.4 $50.7 $51.3 $53.0 1,402 1,403 1,390 1,400 1,394 3Q162Q161Q164Q153Q15 Personnel Non-Personnel FTE $51.1 $49.4 $50.7 $51.3 $53.0 59.6% 56.6% 61.8% 62.6% 63.5% 3Q162Q161Q164Q153Q15 NIE Efficiency Ratio

29 Capital Tier 1 Common Equity Tangible Book Value Total Capital Tangible Common Equity All capital numbers are considered preliminary All dollars shown in millions $650.2 $635.5 $615.1 $597.5 $601.3 $10.50 $10.26 $9.94 $9.69 $9.74 3Q162Q161Q164Q153Q15 Tangible Book Value Tangible Book Value per Share $865.2 $849.3 $831.9 $822.4 $812.0 12.82% 12.70% 12.84% 13.04% 13.37% 12.50% 3Q162Q161Q164Q153Q15 Total Capital Total Capital Ratio Target $688.4 $673.3 $658.0 $648.7 $638.6 10.20% 10.07% 10.16% 10.28% 10.51% 10.50% 3Q162Q161Q164Q153Q15 Tier 1 Common Equity Tier 1 Common Ratio Target $650.2 $635.5 $615.1 $597.5 $601.3 7.97% 7.85% 7.71% 7.53% 7.84% 3Q162Q161Q164Q153Q15 Tangible Book Value Tangible Common Ratio

Appendix: Non-GAAP to GAAP Reconciliation

Net interest income and net interest margin - fully tax equivalent

	Three months ended					YTD	
	Sep. 30, 2016	June 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Sep. 30, 2016	Sep. 30, 2015
Net interest income	$68,818	$67,132	$66,555	$66,083	$63,159	$202,505	$180,419
Tax equivalent adjustment	1,028	1,058	1,052	1,046	1,000	3,138	2,971
Net interest income - tax equivalent	$69,846	$68,190	$67,607	$67,129	$64,159	$205,643	$183,390
Average earning assets	$7,591,160	$7,475,711	$7,398,013	$7,219,995	$6,938,107	$7,488,670	$6,711,900
Net interest margin*	3.61 %	3.61 %	3.62 %	3.63 %	3.61 %	3.61 %	3.59 %
Net interest margin (fully tax equivalent)*	3.66 %	3.67 %	3.68 %	3.69 %	3.67 %	3.67 %	3.65 %

* Margins are calculated using net interest income annualized divided by average earning assets.

Net interest income-tax equivalent, appears in the tables entitled "Additional Data" at the bottom of the "Consolidated Quarterly Statements of Income" pages. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

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first financial bancorp
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Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended Sep. 30, 2016	June 30, 2016	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	YTD Sep. 30, 2016	YTD Sep. 30, 2015
Net income (a)	$22,850	$22,568	$19,814	$19,820	$18,673	$65,232	$55,243
Average total shareholders' equity	856,296	837,412	821,588	817,756	812,396	838,497	800,589
Less:							
Goodwill and other intangible	(210,888)	(211,199)	(211,533)	(211,865)	(211,732)	(210,888)	(211,732)
Average tangible equity (b)	645,408	626,213	610,055	605,891	600,664	627,609	588,857
Total shareholders' equity	861,137	846,723	826,587	809,376	813,012	861,137	813,012
Less:							
Goodwill	(210,888)	(211,199)	(211,533)	(211,865)	(211,732)	(210,888)	(211,732)
Ending tangible equity (c)	650,249	635,524	615,054	597,511	601,280	650,249	601,280
Total assets	8,368,481	8,310,102	8,193,554	8,147,411	7,880,533	8,368,481	7,880,533
Less:							
Goodwill	(210,888)	(211,199)	(211,533)	(211,865)	(211,732)	(210,888)	(211,732)
Ending tangible assets (d)	8,157,593	8,098,903	7,982,021	7,935,546	7,668,801	8,157,593	7,668,801
Risk-weighted assets (e)	6,750,749	6,685,158	6,478,716	6,308,139	6,073,899	6,750,749	6,073,899
Total average assets	8,322,156	8,203,837	8,118,945	7,950,278	7,611,389	8,215,370	7,353,698
Less:							
Goodwill	(210,888)	(211,199)	(211,533)	(211,865)	(211,732)	(210,888)	(211,732)
Average tangible assets (f)	$8,111,268	$7,992,638	$7,907,412	$7,738,413	$7,399,657	$8,004,482	$7,141,966
Ending shares outstanding (g)	61,952,873	61,959,529	61,855,027	61,641,680	61,713,633	61,952,873	61,713,633
Ratios							
Return on average tangible shareholders' equity (a)/(b)	14.08 %	14.49 %	13.06 %	12.98 %	12.33 %	13.88 %	12.54 %
Ending tangible equity as a percent of:							
Ending tangible assets (c)/(d)	7.97 %	7.85 %	7.71 %	7.53 %	7.84 %	7.97 %	7.84 %
Risk-weighted assets (c)/(e)	9.63 %	9.51 %	9.49 %	9.47 %	9.90 %	9.63 %	9.90 %
Average tangible equity as a percent of average tangible assets (b)/(f)	7.96 %	7.83 %	7.71 %	7.83 %	8.12 %	7.84 %	8.25 %
Tangible book value per share (c)/(g)	$ 10.50	$ 10.26	$ 9.94	$ 9.69	$ 9.74	$ 10.50	$9.74

The earnings press release also includes some non-GAAP ratios in the "Consolidated Financial Highlights" page. These ratios are: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Ending tangible shareholders' equity as a percent of ending tangible assets and Average tangible shareholders' equity as a percent of average tangible assets are also shown in the "Regulatory Capital" section of the "Capital Adequacy" page in the earnings release. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

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first financial bancorp

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